Note 10 - Income Taxes - Significant Components of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets:
Net operating loss carryforwards	$ 16,888	$ 10,726
Capitalized start up costs	5,944	7,225
Research and development credits	518	248
Accruals and reserves	1,095	497
Total deferred tax assets	24,445	18,696
Deferred tax liabilities:
Fixed assets and depreciation	(7)	(8)
Valuation allowance	$ (24,438)	$ (18,688)